UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2009

UNIVERSAL TECHNICAL INSTITUTE, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-31923	86-0226984
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20410 North 19th Avenue, Suite 200, Phoenix, Arizona	85027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (623) 445-9500

None
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

          On February 10, 2009, Universal Technical Institute, Inc. (the “Company”) issued a press release announcing that it will resume purchasing shares under a previously approved $50 million share repurchase plan authorized on November 26, 2007, of which $20.5 million remains available. A copy of the press release announcing the reinstatement of the share purchase plan is attached as Exhibit 99.1 to this Current Report on From 8-k.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release issued by Universal Technical Institute, Inc., dated February 10, 2009

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL TECHNICAL INSTITUTE, INC.

Date: February 11, 2009	By:	/s/ Chad A. Freed
	Name:	Chad A. Freed
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release issued by Universal Technical Institute, Inc., dated February 10, 2009